SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                               AMENDMENT NO. 2 TO

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                          Date of Report: May 20, 2003

                          ALTRIMEGA HEALTH CORPORATION
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                       0-29057                   87-0631750
           ------                                                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


     4702 OLEANDER DRIVE, SUITE 200, MYRTLE BEACH, SC                  29577
         (Address of principal executive offices)                   (Zip code)

   Registrant's telephone number, including area code:            (843) 497-7028

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         On October 4, 2002, Altrimega Health Corporation ("Altrimega") filed with the Securities and Exchange Commission on Amendment No. 1 to Form 8-K/A an announcement that Altrimega had entered into a share exchange agreement with Creative Holdings, Inc., a South Carolina corporation. Altrimega is filing the financial statements required by Regulation S-X as a result of the merger with this Amendment No. 2 to Form 8-K/A.

         (a) FINANCIAL STATEMENTS.

Altrimega Financial Statements attached.

         (b) PRO FORMA FINANCIAL INFORMATION.

Attached.

         (c) EXHIBITS.

None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALTRIMEGA HEALTH CORPORATION


Date: May 20, 2003                      By: /S/ JOHN GANDY
                                            --------------
                                        Name: John Gandy
                                        Its:  President and Chief Executive
                                              Officer

                          ALTRIMEGA HEALTH CORPORATION

           UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed combining pro forma financial statements ("the pro forma combining financial statements") and explanatory notes have been prepared and give effect to the Share Exchange Agreement ("Exchange Agreement") between Altrimega Health Corporation and Creative Holdings, Inc. as a reverse acquisition and has been accounted for as a recapitalization of Altrimega Health Corporation. Creative Holdings, Inc. is the acquiring enterprise for purposes of accounting for the reverse acquisition, with Altrimega Health Corporation as the legal entity for reporting purposes. The Exchange Agreement was entered into as of August 15, 2002 and was subsequently amended on September 2, 2002. Since none of the acquisition transactions had taken place as of the dates of the combining proforma financial statements, each of the respective entities has been shown separately.

Currently, the year ends for Creative Holdings, Inc. and Altrimega Health Corporation are December 31. No amounts have been presented for December 31, 2001 pro forma combining financial statements for Creative Holdings, Inc. since it was not incorporated until July 3, 2002. The accompanying pro forma combining financial statements are presented with the nine month period ending September 30, 2002.

In accordance with Article 11 of Regulation S-X under the Securities Act, unaudited condensed pro forma combining balance sheets ("the pro forma combining balance sheets") as of September 30, 2002, and unaudited condensed combining pro forma statements of operations ("the pro forma combining statements of operations") for the nine months ended September 30, 2002, and the period from inception on July 3, 2002 through September 30, 2002, have been prepared to reflect, for accounting purposes, the acquisition by Creative Holdings, Inc. of Altrimega Health Corporation. For both the pro forma combining balance sheets and the pro forma combining statements of operations, the number of common shares gives effect to the share exchange of Altrimega Health Corporation for Creative Holdings, Inc. as if the reorganization had taken place at the beginning of the periods presented.

The accompanying pro forma combining financial statements have been prepared based upon the historical financial statements of the entities. The pro forma combining financial statements should be read in conjunction with the historical financial statements and related notes thereto of each entity as of December 31, 2001 and September 30, 2002, and for the years and periods then ended, all included elsewhere in this Form 8-K/A and/or in previous periodic filings with the United States Securities and Exchange Commission.

The pro forma combining financial statements assume that the reorganization involving all of the companies had been completed for the periods presented. All intercompany activity between the entities during the periods presented have been eliminated in preparing the pro forma combining financial statements.

The pro forma combining financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the reorganization had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position of the combined entities. The pro forma combining financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the reorganization or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

                                      ALTRIMEGA HEALTH CORPORATION
                          UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

                                                                                             PRO FORMA
                                CREATIVE       ALTRIMEGA                                      COMBINED
                                HOLDINGS        HEALTH        CONTINUED                    CREATIVE AND
                                 AS OF          AS OF          HISTORICAL                     ALTRIMEGA
                              SEPTEMBER 30,  SEPTEMBER 30,   CREATIVE AND   PRO FORMA      SEPTEMBER 30,
                                 2002           2002           ALTRIMEGA    ADJUSTMENTS         2002
                              -------------  -------------   ------------  -----------     -------------
ASSETS

CURRENT ASSETS:
  Cash                        $         904  $         -     $        904  $       -       $        904
                              -------------  -------------   ------------  -----------     ------------
    Total Current Assets      $         904  $         -     $        904  $       -       $        904
                              -------------  -------------   ------------  -----------     ------------
OTHER ASSETS:
  Web Site Design                     1,084            -            1,084          -              1,084
  Investment in Subsidiary              -              -              -          3,200 (1)
                                                                                (3,200)(3)
                              -------------  -------------   ------------  -----------     ------------
    Total Other Assets                1,084            -            1,084          -              1,084
                              -------------  -------------   ------------  -----------     ------------
TOTAL ASSETS                  $       1,988  $         -     $      1,988  $       -       $      1,988
                              =============  =============   ============  ===========     ============

LIABILITIES AND STOCKHOLDERS'
  EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Accounts payable            $         -    $      60,886   $     60,886  $    25,000 (4) $     85,886
  Accrued liabilities                    30            -               30          -                 30
  Notes payable                       2,000            -            2,000          -              2,000
                              -------------  -------------   ------------  -----------     ------------
    Total Current Liabiities            -           60,886   $     60,886  $    25,000 (4) $     85,886
                              -------------  -------------   ------------  -----------     ------------
    Total Liabilities                   -           60,886   $     60,886  $    25,000 (4) $     85,886
                              -------------  -------------   ------------  -----------     ------------
STOCKHOLDERS' EQUITY:
  Preferred stock                       -              -              -          1,000 (1)        1,000
  Common stock                        3,200         22,020         25,220       20,000 (1)
                                                                                (3,200)(3)
                                                                                                 42,020
  Additional paid-in capital         (1,200)       117,135        115,935      (17,800)(1)
                                                                              (200,041)(2)     (101,906)
  Accumulated deficit during
   the development stage                (42)      (200,041)      (200,083)     200,041 (2)
                                                                               (25,000)(4)      (25,042)
                              -------------  -------------   ------------  -----------     ------------
    Total Stockholders'
     Equity                           1,958        (60,886)       (58,928)     (25,000)         (83,928)
                              -------------  -------------   ------------  -----------     ------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                    $       1,958  $         -     $      1,958  $       -       $      1,958
                              =============  =============   ============  ===========     ============


_______________________

(1) To record issuance of 20,000,000 shares of common stock and 1,000,000 shares of preferred stock in exchange for all issued and outstanding shares of Creative per Share Exchange Agreement.

(2)  To eliminate deficit of Altrimega prior to Share Exchange Agreement.

(3) To eliminate common stock of Creative and the investment in subsidiary accounts.

(4) To record estimated costs for the completion of the share exchange agreement.

                                      ALTRIMEGA HEALTH CORPORATION
                     UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
                                                                                             PRO FORMA
                                                                                              COMBINED
                                CREATIVE       ALTRIMEGA                                    CREATIVE AND
                                HOLDINGS        HEALTH                                        ALTRIMEGA
                                FOR THE      FOR THE NINE                                   FOR THE NINE
                              PERIOD ENDED   MONTHS ENDED      COMBINED                     MONTHS ENDED
                              SEPTEMBER 30,  SEPTEMBER 30,   CREATIVE AND    PRO FORMA      SEPTEMBER 30,
                                 2002           2002           ALTRIMEGA     ADJUSTMENTS         2002
                              -------------- -------------   -------------  ------------    -------------

Sales                         $         -    $         -     $        -     $       -       $        -

General and administrative
 expenses                                12         60,886    $     60,898       25,000 (1)
                                                                                (60,886)(2)       25,012
                              -------------- -------------   -------------  ------------    -------------
Loss from operations                    (12)       (60,886)       (60,898)       35,886          (25,012)
                              -------------- -------------   -------------  ------------    -------------
Other income (expense)                  (30)           -              (30)          -                (30)
                              -------------- -------------   -------------  ------------    -------------
Net loss                      $         (42) $     (60,886)  $    (60,928)  $    35,886     $    (25,042)
                              ============== ==============  =============  ============    =============
Basic loss per share                  (0.00)         (0.00)         (0.00)                         (0.00)
                              ============== ==============  =============                  =============
Weighted average shares
 outstanding                      3,200,000     22,020,000     25,220,000                     27,987,641 (3)
                              ============== ==============  =============                  =============


_____________________

(1) To record estimated costs for the completion of the share exchange agreement

(2)  To eliminate deficit of Altrimega prior to Share Exchange Agreement

(3) Weighted average shares outstanding reflects the exchange of Creative Holdings, Inc. common stock for Altrimega Health Corporation common stock.

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